UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): December 31, 2015

                         THE PULSE BEVERAGE CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                     000-53586                 36-4691531
   -------------------------        -----------------         ----------------
 (State or other jurisdiction     (Commission File No.)     (IRS Employer
    of incorporation)                                        Identification No.)
                              11678 N Huron Street
                              Northglenn, CO 80234
                      ------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (720) 382-5476


                                       N/A
                      ------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

 [  ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

 [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure  of  Directors  or  Certain   Officers;   Election  of
            Directors;   Appointment  of  Certain   Officers;   Compensatory
            Arrangements of Certain Officers.

     On December 31, 2015 the Company amended its 2011 Equity Incentive Plan such that the number of shares of common stock issuable pursuant to the plan was increased from 4,500,000 shares to 20,000,000 shares.

     Following the amendment to the plan, the Company:

     o issued 275,000 shares of common stock to Brian Corday, an officer and director of the Company, for services rendered, and

     o    issued the following options to the Company's officers and directors:

                        Shares
                       Issuable
                         Upon
                      Exercise of      Exercise        Expiration
                        Option           Price            Date
                      -----------      --------    ------------------

      Robert Yates     2,500,000         $0.10     December 31, 2020

      Parley Sheya     2,500,000         $0.10     December 31, 2020

      Brian Corday       175,000         $0.10     December 31, 2020


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 5, 2016
                                       THE PULSE BEVERAGE CORPORATION

                                       By: /s/ Robert E. Yates
                                           --------------------------------
                                           Robert E. Yates, Chief Executive
                                           Officer